EXHIBIT 10.8


                             APOLLO GOLD CORPORATION

                           STOCK OPTION INCENTIVE PLAN


          WHEREAS International Pursuit Corporation ("PURSUIT") created a stock option incentive plan for its senior officers, directors and key employees (the "PLAN");

          AND WHEREAS, pursuant to a plan of arrangement effective June 25, 2002, between Pursuit and Nevoro Gold Corporation ("NEVORO"), Pursuit and Nevoro amalgamated to form Apollo Gold Corporation (the "COMPANY");

          AND WHEREAS, the Company wishes to confirm and adopt the Plan for the senior officers, directors and key employees of the Company and its subsidiaries and affiliates, as well as any other person or company engaged to provide ongoing management or consulting services to the Company or to its subsidiaries and affiliates (collectively, the "SERVICE PROVIDERS");

          AND WHEREAS, the Plan is intended to qualify as an Incentive Stock Option Plan pursuant to Section 422 of the United States Internal Revenue Code (the "CODE").

1.        DEFINITIONS

As used herein, the following terms shall have the following meanings:

     (a) "AFFILIATE" shall have the meaning ascribed to that term in the Securities Act (Ontario);

     (b) "ASSOCIATE" shall have the meaning ascribed to that term in the Securities Act (Ontario);

     (c) "COMMON SHARES" means the common shares in the capital of the Company as such shares are subdivided, consolidated, reclassified or changed from time to time;

     (d)  "INSIDER"  means:

          (i) an insider as defined in the Securities Act (Ontario) other than the a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

          (ii) an  associate  of  any person who is an insider by virtue of (i);

     (e) "OUTSTANDING ISSUE" means the number of Common Shares that are outstanding on a non- diluted basis;

     (f) "RESERVED FOR ISSUANCE" means shares which may be issued in the future upon the exercise of stock options which have been granted;

     (g) "SHARE COMPENSATION ARRANGEMENTS" means a stock option, stock option plan, employee STOCK purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of shares to one or more Service Providers including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise; and

     (h) "SUBSIDIARY" shall have the meaning ascribed to that term in the Securities Act (Ontario).

                                                                              H2

2.        PURPOSE OF THE PLAN

          The purpose of the Plan is to (i) develop the interest of certain Service Providers in the growth and development of the Company, and (ii) encourage selected individuals to accept or continue employment with the Company or its Affiliates by providing them with the opportunity, through the granting of stock options, to acquire an increased proprietary interest in the Company.

3.        IMPLEMENTATION

          The Plan will be implemented in accordance with the terms hereof and will be structured to comply with the rules of The Toronto Stock Exchange (the "TSX"), as amended from time to time (the "TSX RULES") and the Code.

4.        ADMINISTRATION

          The Plan will be administered by the board of directors of the Company (the "BOARD") or, in the Board's discretion, by a committee (the "COMMITTEE") appointed by the Board and consisting of not less than three members of the Board. Subject to the provisions of the Plan, the Board or the Committee is authorized, in its sole discretion, to make such determinations under and such interpretations of and take such steps and actions in connection with the proper administration of the Plan and such rules and regulations concerning the granting of the options pursuant to the Plan as it may deem necessary or advisable. All questions of interpretation, implementation, and application of this Plan shall be determined by the Board. Such determinations shall be final and binding on all persons. No member of the Board or of the Committee will be liable for any action or determination taken or made in good faith with respect to the Plan or any options granted under it. Any determination approved by a majority of the Board or of the Committee will be deemed to be a determination of that matter by the Board or the Committee, as the case may be. Members of the Board or the Committee may be granted options under the Plan. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), this Plan shall also be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("RULE 16B-3"), or any successor rule thereto.

5.        NUMBER OF SHARES DEDICATED TO THE PLAN

          The Company shall reserve, set aside and make available to the Board or Committee for the granting of options to eligible grantees up to an aggregate of 4,805,904 Common Shares, subject to adjustment from time to time provided that such adjustment receives the necessary approvals in accordance with the TSX Rules. All options granted under the Plan will conform to all applicable provisions prescribed by the Plan and to such specific terms and conditions as may be determined by the Board or the Committee at the time of making each grant, provided that such terms and conditions are not inconsistent with the provisions hereof. Common Shares reserved for issuance for which an option is granted under the Plan but not exercised prior to the termination of such option, whether through surrender, termination, lapse or otherwise, shall be available for options thereafter granted by the Board or the Committee under the Plan. All Common Shares issued pursuant to the exercise of the options granted under the Plan shall be issued as fully-paid and non-assessable shares.

6.        ELIGIBILITY

          The persons who will be eligible to be granted options pursuant to the Plan ("PARTICIPANTS") will be such Service Providers as the Board or the Committee shall determine. In determining options to be granted to Participants under the Plan, the Board or Committee will give due consideration to the value of each such Service Provider's present and potential contribution to the Company's success or to the success of any affiliate or subsidiary of the Company.

                                                                              H3

7.        GRANTING OF OPTIONS

          (a) Subject to the provisions herein set forth and after review of recommendations from time to time by management for the granting of options, the Board or Committee shall, in its sole discretion, select those Participants to whom share options under the Plan shall be granted (an "OPTIONEE"), fix the number of Common Shares to be optioned to each, the date or dates on which such options shall be granted and the terms and conditions, within the limits prescribed in paragraph 8, attaching to each option.

          (b)  Subject   to  the  provisions  contained  herein,  the  following
               additional provisions shall be applicable to options granted under the Plan:

               (i) a majority of the Common Shares reserved for issuance under the Plan will or may be issuable to Insiders of the Company;

               (ii) the  number  of Common Shares reserved for issuance pursuant to the Plan, together with all of the Company's other previously established or proposed Share Compensation Arrangements, could result, at any time in the number of Common Shares reserved for issuance under the Plan exceeding 10% of the Outstanding Issue;

              (iii) each  option  shall  be  evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such option is granted; provided however, that the failure by the Company, the Optionee, or both to execute a stock option agreement shall not invalidate the granting of any option;

               (iv) the  stock option agreement executed by any Service Provider who is a U.S. taxpayer shall specify whether each option it evidences is a non-qualified option ("NQO") or an incentive stock option ("ISO"). Notwithstanding designation of any option as an ISO or a NQO, if the aggregate fair market value of the shares under options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of one hundred thousand dollars ($100,000) in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Compensation Committee, such Options shall be NQOs to the extent of the excess above one hundred thousand dollars ($100,000). For purposes of this paragraph, options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the option, with respect to such shares, is granted;

                (v) no  ISO  granted  to  any  person  who  owns, directly or by attribution, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any Affiliate ( a "TEN PERCENT STOCKHOLDER") shall be exercisable more than five (5) years after the date of grant;

               (vi) the  exercise price of any Option granted to any Ten Percent
                    Stockholder shall in no event be less than one hundred and ten percent (110%) of the fair market value of the stock covered by the Option at the time the Option is granted; and

              (vii) if  stock acquired upon exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

                                                                              H4

8.        TERMS AND CONDITIONS OF THE OPTIONS

          The terms and conditions of each option granted under the Plan shall be set forth in an Option Agreement between the Company and Optionee. Such Option Agreement shall include the following terms and conditions:

          (a) NUMBER OF COMMON SHARES - The Board or the Committee shall, in its sole discretion, but subject to the TSX Rules, fix the aggregate number of Common Shares which are the subject of the option.

          (b) OPTION PRICE - The Board or the Committee shall fix the option price per Common Share which shall not be less than the market price per Common Share at the time of the grant.

               For the purposes of this subparagraph 8(b), "market price per Common Share" at the time of grant means the closing price in Canadian dollars on the Toronto Stock Exchange (or if not then traded on such exchange, the closing market price on the over-the-counter market in Toronto) of the Common Shares one trading day prior to the date the option is granted by the Board or the Committee and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day provided that if the Common Shares are not then traded on any public market, the Board in its sole discretion (but subject to compliance with the TSX Rules) shall determine "market price per Common Share" at the time of grant. Reference is made to paragraph 11 hereof as to the limit to grants to one person.

          (c) PAYMENT - The full purchase price for the Common Shares purchased under the option shall unless otherwise provided in the separate option agreement, be paid for in cash upon the exercise thereof. An Optionee who is not already a shareholder shall have none of the rights of a shareholder of the Company until Common Shares issuable pursuant to this option are issued to him.

          (d) TERM OF OPTION - No options shall be granted under this Plan after ten (10) years from the adoption of the Plan by the Board of Directors. The Board or the Committee shall fix the term of the option which term shall not be for more than ten (10) years from the date the option is granted, subject to subparagraphs
               (e),  (f)  and  (g)  of  this  paragraph  7.

          (e) DEATH OR DISABILITY OF OPTIONEE - In the event of the death of the Optionee while in the employment of the Company or an affiliate of the Company prior to the end of the term of the option, the Optionee or Optionee's legal representative may:

                    (i) exercise the option to the extent that the Optionee was entitled to do so at the date of his death at any time up to and including, but not after, a date one (1) year following the date of death of the Optionee, or prior to the close of business on the day of the expiry of the term of the option, whichever is earlier; and at any time up to and including, but not after, a date twelve (12) months following the date of disability of the Optionee, or prior to the close of business on the day of the expiry of the term of the option, whichever is earlier; and

                    (ii) with the prior written consent of the Board or the Committee, exercise the option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that the Optionee would have been entitled to otherwise had he survived or not been disabled. The option may be exercised at any time up to and including, but not after, the respective dates set forth in paragraph (i) above.

          (f) RESIGNATION OR DISCHARGE FOR CAUSE OF OPTIONEE - In the event of the resignation of the Optionee as an employee of the Company or an affiliate of the Company, or the discharge for "cause" of the Optionee as an employee of the Company or a subsidiary or affiliate of the

                                                                              H5

               Company during the duration of the option, the option shall in all respects, except as otherwise exercised as set forth below in paragraph (g)(ii) hereof, cease and terminate. For the purposes of the Plan, the determination by the Company that the Optionee was discharged for "cause" shall be binding on the Optionee.

          (g) OTHER TERMINATION OF OPTIONEE - In the event of the termination of employment of the Optionee with the Company or a subsidiary or affiliate of the Company, other than as referred to in paragraph
               (e)  above,  the  Optionee  may:

                    (i) exercise the option to the extent that he was entitled to do so at the time of such termination of employment, at any time up to and including, but not after, the effective date of such termination of employment or prior to the close of business on the day of the expiry of the term of the option, whichever is earlier; and

                    (ii) with the prior written consent of the Board or the Committee, which consent may be withheld in the Company's sole discretion, exercise the option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that he would have been entitled to otherwise had his employment with the Company or a subsidiary or affiliate of the Company been maintained for the term of the option. The option may be exercised at any time up to and including, but not after, a date three (3) months following the date of the said termination of employment, or prior to the close of business on the expiry of the term of the option, whichever is earlier.

         (h) NON-TRANSFERABILITY OF OPTION - The options granted under the Plan may not be transferred, assigned, (except by will, by laws of descent or pursuant to a qualified domestic relations order) encumbered or otherwise disposed of by the Optionee, provided that nothing herein shall operate to restrict the transfer of any Common Shares issued pursuant to the exercise of a particular option granted under the Plan. During the life of the Optionee, an option shall be exercisable only by Optionee or Optionee's guardian or conservator.

         (i) EXERCISE OF OPTION - Subject to the provisions of the Plan, an option granted under the Plan shall be exercised from time to time by the Optionee, or in the event of death, by his legal representatives, by giving notice in writing on the notice of exercise form addressed to the Company at its registered office, to the attention of the Secretary of the Company, specifying the number of optioned shares in respect of which such notice is being given, and unless otherwise specified, together with payment by cash or certified cheque in full of the purchase price for the shares being purchased.

9.        CHANGE IN STRUCTURE OF CAPITAL/CHANGE OF CONTROL

          (a) CHANGES IN CAPITAL STRUCTURE - Appropriate adjustments in the number of Common Shares optioned and in the option price per Common Share, relating to options granted or to be granted, shall be made by the Board or the Committee, in its sole discretion, to give effect to adjustments in the number of Common Shares of the Company resulting, subsequent to the approval of the Plan by the shareholders of the Company from any subdivisions, consolidations or reclassification of the Common Shares of the Company, or other relevant changes in the capital structure of the Company, or the payment of stock dividends other than in the ordinary course of business by the Company.

          (b) CORPORATE TRANSACTIONS - In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Board or the

                                                                              H6

               Compensation Committee may, in its absolute discretion, do one or more of the following upon ten (10) days' prior written notice to all Optionees; (a) accelerate any vesting schedule to which an option is subject; (b) cancel options upon payment to each optionee in cash, with respect to each option to the extent then exercisable, of any amount which, in the absolute discretion of the Board or the Compensation Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such Optionee would have received if the option had been exercised before the effective time over the exercise price of the option; (c) shorten the period during which such options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this paragraph may be taken without regard to any resulting tax consequence to the Optionee.

10.       AMENDMENT OR DISCONTINUANCE OF PLAN

          The Board may amend the Plan at any time subject to prior approval of the TSX and compliance with the applicable TSX Rules.

11.       LIMIT TO GRANTS TO ONE PERSON

          The number of Common Shares reserved for issuance to any one person pursuant to the grant of options under the Plan or otherwise may not exceed 5% of the Outstanding Issue. In addition, the issuance of Common Shares to any Insider and his or her associates under the Plan, within a one-year period, shall not exceed 5% of the Outstanding Issue.

12.            MISCELLANEOUS

          (a)  NO  RIGHTS  AS  A  SHAREHOLDER

               Nothing contained in the Plan nor in any option granted hereunder shall be deemed to give any Optionee any interest or title in or to any Common Shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in the Plan and pursuant to the exercise of any option.

          (b)  EMPLOYMENT

               Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Company or any affiliate, or interfere in any way with the right of the Company or any affiliate thereof to terminate such employment at any time. Participation in the Plan by a Participant is voluntary.

          (c)  RECORD  KEEPING

               The Company shall maintain a register in which shall be recorded:

                    (i)  the  name  and  address  of  each  Participant;  and

                    (ii) the number of options granted to a Participant and the number of options outstanding.

                                                                              H7

          (d)  ADMINISTRATION  OF  THE  PLAN

               The  Board  or  the Committee is authorized to interpret the Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out such Plan provided, however, that no amendment shall be made to the Plan without the prior approval of the TSX. The interpretation and construction of any provision of the Plan by the Board or the Committee shall be final and conclusive. Administration of the Plan shall be the responsibility of the appropriate officers of the Company and all costs in respect thereof shall be paid by the Company.

          (e)  INCOME  TAXES

               As a condition of and prior to participation in the Plan a Participant shall authorize the Company in written form to withhold from any remuneration otherwise payable to such Participant any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

          (f)  NO  REPRESENTATION  OR  WARRANTY

               The Company makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

          (g)  INTERPRETATION

               The Plan will be governed by and construed in accordance with the laws of the Province of Ontario.

          (h)  FINANCIAL  ASSISTANCE

               Subject to compliance with applicable corporate and securities laws, the Board may at any time authorize the Company to loan money to a Participant in order to assist him or her to exercise options granted under the Plan. Such loan shall be provided on a non-recourse basis, shall be non-interest bearing and shall be on such other terms and conditions to be determined from time to time by the Board.

          (i)  COMPLIANCE  WITH  APPLICABLE  LAW,  ETC.

               If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith. Subject to compliance with applicable securities legislation, grants of options pursuant to the Plan may be made prior to the receipt of the necessary approvals required by the TSX Rules provided that the option agreements evidencing such grants shall specify that they shall not be exercisable, in whole or in part, unless such approvals are received.

          (j)  OPTION  PRICING  AND  UNDISCLOSED  MATERIAL  INFORMATION

               Option exercise prices shall not be determined hereunder based upon market prices which are not reflective of material information of which management is aware but which has not been publicly disclosed in accordance with applicable securities legislation unless the grantee is neither an employee nor an Insider of the Company or its affiliates at the time that the exercise price is determined.